                                                                    EXHIBIT 3.27

                            STATE OF WEST VIRGINIA

                         CERTIFICATE OF INCORPORATION

          I, Wm. S. O'Brien, Secretary of State of the State of West Virginia, hereby certify that an Agreement, duly acknowledged, has been this day filed in my office, which agreement is in words and figures following:

          I. The undersigned agree to become a corporation by the name of KOPPERS RECREATION CAMPS, INC.

          II. The principal office or place of business of said Corporation will be located at No. 1050 Koppers Building, in the city of Pittsburgh, in county of Allegheny and State of Pennsylvania. Its chief works will be located in Summers County, West Virginia.

          III.  The objects for which this Corporation is formed are as follows:

          To build, conduct and maintain camps, playgrounds, swimming pools, schools and places of amusement to be used for the promotion of the education, health, recreation and general welfare of the employees of The Koppers Coal Company and their families and for the purpose of training the children of said employees to the end that they may become more useful citizens; to buy, sell and exchange real estate necessary to carry out such proposes; to construct, equip and maintain camp buildings, amusement halls, school buildings, dwelling houses and all other buildings necessary or convenient to carry out such purposes; to employ doctors, nurses, teachers and counsellors to care for and promote the education, health, recreation and general welfare of the employees of The Koppers Coal Company and their families; to acquire farm lands and to cultivate such lands; to raise livestock and poultry; to produce crops, vegetables and fruits; to buy and sell farm products, poultry, cattle and all other commodities and merchandise necessary for the conduct and maintenance of the said camps, the profit, if any, derived from any and all activities to be conducted by this company to be used by the company for the purposes herein specified and not for the profit of any person or corporation.

          IV. This corporation is not being organized for profit and will not be authorized to issue capital stock.

          V. The names and post office address of the incorporators are as follows:

               Name                          P. O. Address

P. C. Thomas,                                1050 Koppers Building,
                                             Pittsburgh, Pennsylvania

L. C. Campbell,                              1050 Koppers Building,
                                             Pittsburgh, Pennsylvania

J. W. Tyson, II,                             1050 Koppers Building,
                                             Pittsburgh, Pennsylvania

Thomas E. Lightfoot,                         1050 Koppers Building,
                                             Pittsburgh, Pennsylvania

C. R. Stahl,                                 Powellton, West Virginia.

          VI.  The existence of this corporation is to be perpetual.

          WE, THE UNDERSIGNED, for the purpose of forming a Corporation under the laws of the State of West Virginia do make and file this Agreement; and we have accordingly hereunto set our respective hands this 5th day of July, 1940.

                                        P. C. Thomas
                                        L. C. Campbell
                                        J. W. Tyson, II
                                        Thomas E. Lightfoot
                                        C. R. Stahl.

          WHEREFORE, The corporator named in the said Agreement, and who have signed the same, and their successors and assigns, are hereby declared to be from this date a Corporation by the name and for the purposes set forth in the said agreement, with the right of perpetual succession.

                                Given under my hand and the Great Seal of the said State, at the City of Charleston, this Twentieth day of July, Nineteen Hundred and Forty.

(SEAL)

                                        (SIGNED) WM. S. O'BRIEN
                                   ---------------------------------------
                                             Secretary of State



State of West Virginia
Office of the Clerk of the County Court
of Summers County July 22, 1940
The foregoing instrument of Writing, with Certificate of acknowledgement thereon, was this day presented in said office and admitted to Record.

(SIGNED) HAROLD E. PRICE
-----------------------------------------
               Clerk

                            STATE OF WEST VIRGINIA

                                  CERTIFICATE

          I, Wm. S. O'Brien, Secretary of State of the State of West Virginia, hereby certify that Thomas E. Lightfoot, Vice President of KOPPERS RECREATION CAMPS, INC., a corporation created and organized under the laws of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation, that, at a meeting of the voting members of said corporation, regularly held in accordance with the requirements of the law of said State, at the office of said corporation in the City of Pittsburgh, County of Allegheny and Commonwealth of Pennsylvania, on the third day of November, 1947, at which meeting a majority of the members entitled to vote were represented and voted in favor or the same, the following resolution was duly and regularly adopted and passed, to wit:

          "RESOLVED, That the name of this corporation be and the same is hereby changed from Koppers Recreation Camps, Inc. to Eastern Gas and Fuel Recreations Camps, Inc., and that any Vice-President of this corporation is hereby authorized to certify this resolution to the Secretary of State of the State of West Virginia, as required by the laws of the State of West Virginia.

          WHEREFORE, I do declare said change of name to be authorized by law, and that said corporation shall hereafter by known by the name of EASTER GAS AND FUEL RECREATION CAMPS, INC.

          Given under my hand and Great Seal of the said State, at the City of Charleston, this twenty fourth day of November 1947.


                                   /s/ Robert D. Bailey
                                   ------------------------------
                                   Secretary of State
[SEAL]

                            STATE OF WEST VIRGINIA

                                  CERTIFICATE

          I, Robert D. Bailey, Secretary of State of the State of West Virginia, hereby certify that the following and hereto attached is a true and correct copy of the Certificate issued by the Secretary of State on the 2nd day of May, 1966, changing the name of EASTERN GAS AND FUEL RECREATION CAMPS, INC., to EACC CAMPS, INC.; as it appears from the records of my said office.

          Given under my hand and the Great Seal of the said State at the City of Charleston, this second day of May, 1966.


                                   /s/     Robert D. Bailey
                                   ------------------------------
                                   Secretary of State

[SEAL]

                            STATE OF WEST VIRGINIA

                                  CERTIFICATE

          I, Robert D. Bailey, Secretary of State of the State of West Virginia, hereby certify that A. P. BOXLEY, Vice President of EASTERN GAS AND FUEL RECREATION CAMPS, INC., a corporation created and organized under the laws of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation, that, at a meeting of the members of said corporation, regularly held in accordance with the requirements of the law of State, at the office of said corporation, in the Koppers Building, Pittsburgh, Pennsylvania, on the 13th day of April, 1966, at which meeting more than a majority of the voting members of such corporation being represented, in person, and voting for the following resolutions, the same were duly and regularly adopted and passed, to-wit:

          "WHEREAS on March 24, 1966, a written notice was mailed to the members, who are also the directors, of Eastern Gas and Fuel Recreation Camps, Inc., advising all of them that the annual meeting of Eastern Gas and Fuel Recreation Camps, Inc., would be held on Wednesday, April 13, 1966, at the corporation's office in the Koppers Building, Pittsburgh, Pennsylvania; and

          WHEREAS said written notice, which was mailed more than ten days prior to said annual meeting, also advised that the members and directors would vote upon the matter of amending Articles I, II and III of the corporation's Certificate of Incorporation, as fully set forth in said notice of meeting;

          NOW, THEREFORE, BE IT RESOLVED:

          1. That Article I of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `I. The name of the corporation shall be EACC CAMPS, INC."

          2. That Article II of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `II. The principal office or place of business of said Corporation will be located in the Koppers Building,in the City of Pittsburgh, County of Allegheny and State of Pennsylvania. Its chief works will be located in Summers County, West Virginia.'

          3. That Article III of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `III. The objects for which this Corporation is formed are as follows:

          To build, conduct and maintain camps, playgrounds, swimming pools, schools and place of amusement to be used for the promotion of the education, health, recreation and general welfare of the employees of Eastern Associated Coal Corp. and their families and for the purpose of training the children of said employees to the end that they may become more useful citizens; to buy, sell and exchange real estate necessary to carry out such purposes; to construct, equip and maintain camp buildings, amusement halls, school buildings, dwelling houses and all other buildings necessary or convenient to carry out such purposes; to employ doctors, nurses, teachers and counselors to care for and promote the education, health, recreation and general welfare of the employees of Eastern Associated Coal Corp. and their families; to acquire farm lands and to cultivate such lands; to raise livestock ad poultry; to produce crops, vegetables and fruits; to buy and sell farm products, poultry, cattle and all other commodities and merchandise necessary for the conduct and maintenance of the said camps, the profit, if any, derived from any and all activities to be conducted by this company to be used by the company for the purposes herein specified and not for the profit of any person or corporation.'

     and be it

          FURTHER RESOLVED that the President or Vice President of this corporation be and he hereby is authorized and directed to certify these resolutions to the Secretary of State of the State of West Virginia, as required by the laws of said State."

          WHEREFORE, I do declare said amendment of the Certificate of Incorporation and change of name as set forth in the foregoing resolutions authorized by law, and that said corporation shall hereafter be known by the name of EACC CAMPS, INC.

          Given under my hand and the Great Seal of the said State, at the City of Charleston, this second day of May, 1966.


                                        ROBERT D. BAILEY,
                                        Secretary of State

[SEAL]

                            STATE OF WEST VIRGINIA

                                  CERTIFICATE

          I, Robert D. Bailey, Secretary of State of the State of West Virginia, hereby certify that the following and hereto attached is a true and correct copy of the Certificate issued by the Secretary of State on the 2nd day of May, 1966, changing the name of EASTERN GAS AND FUEL RECREATION CAMPS, INC., to EACC CAMPS, INC.; as it appears from the records of my said office.

          Given under my hand and the Great Seal of the said State at the City of Charleston, this second day of May, 1966.


                                   /s/      Robert D. Bailey
                                   ------------------------------
                                   Secretary of State

[SEAL]

                            STATE OF WEST VIRGINIA

                                  CERTIFICATE

          I, Robert D. Bailey, Secretary of State of the State of West Virginia, hereby certify that A. P. BOXLEY, Vice President of EASTERN GAS AND FUEL RECREATION CAMPS, INC., a corporation created and organized under the laws of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation, that, at a meeting of the members of said corporation, regularly held in accordance with the requirements of the law of State, at the office of said corporation, in the Koppers Building, Pittsburgh, Pennsylvania, on the 13th day of April, 1966, at which meeting more than a majority of the voting members of such corporation being represented, in person, and voting for the following resolutions, the same were duly and regularly adopted and passed, to-wit:

          "WHEREAS on March 24, 1966, a written notice was mailed to the members, who are also the directors, of Eastern Gas and Fuel Recreation Camps, Inc., advising all of them that the annual meeting of Eastern Gas and Fuel Recreation Camps, Inc., would be held on Wednesday, April 13, 1966, at the corporation's office in the Koppers Building, Pittsburgh, Pennsylvania; and

          WHEREAS said written notice, which was mailed more than ten days prior to said annual meeting, also advised that the members and directors would vote upon the matter of amending Articles I, II and III of the corporation's Certificate of Incorporation, as fully set forth in said notice of meeting;

          NOW, THEREFORE, BE IT RESOLVED:

          1. That Article I of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `I. The name of the corporation shall be EACC CAMPS, INC."

          2. That Article II of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `II. The principal office or place of business of said Corporation will be located in the Koppers Building,in the City of Pittsburgh, County of Allegheny and State of Pennsylvania. Its chief works will be located in Summers County, West Virginia.'

          3. That Article III of this corporation's Certificate of Incorporation be and the same hereby is amended to read as follows:

          `III. The objects for which this Corporation is formed are as follows:

          To build, conduct and maintain camps, playgrounds, swimming pools, schools and place of amusement to be used for the promotion of the education, health, recreation and general welfare of the employees of Eastern Associated Coal Corp. and their families and for the purpose of training the children of said employees to the end that they may become more useful citizens; to buy, sell and exchange real estate necessary to carry out such purposes; to construct, equip and maintain camp buildings, amusement halls, school buildings, dwelling houses and all other buildings necessary or convenient to carry out such purposes; to employ doctors, nurses, teachers and counselors to care for and promote the education, health, recreation and general welfare of the employees of Eastern Associated Coal Corp. and their families; to acquire farm lands and to cultivate such lands; to raise livestock ad poultry; to produce crops, vegetables and fruits; to buy and sell farm products, poultry, cattle and all other commodities and merchandise necessary for the conduct and maintenance of the said camps, the profit, if any, derived from any and all activities to be conducted by this company to be used by the company for the purposes herein specified and not for the profit of any person or corporation.'

     and be it

          FURTHER RESOLVED that the President or Vice President of this corporation be and he hereby is authorized and directed to certify these resolutions to the Secretary of State of the State of West Virginia, as required by the laws of said State."

          WHEREFORE, I do declare said amendment of the Certificate of Incorporation and change of name as set forth in the foregoing resolutions authorized by law, and that said corporation shall hereafter be known by the name of EACC CAMPS, INC.

          Given under my hand and the Great Seal of the said State, at the City of Charleston, this second day of May, 1966.


                                        ROBERT D. BAILEY,
                                        Secretary of State

[SEAL]